Exhibit 10.1

Termination agreement of “Exclusive Business Cooperation Agreement,” “Exclusive Option Agreement,” “Share Pledge Agreement,” “Timely Reporting Agreement,” and “Powers of Attorney”

This Termination Agreement (the “Agreement”) is signed between the following parties (the “Parties”) on June 25, 2020 in Shenzhen.

(1) Hao Limo Technology (Beijing) Co., Ltd. (the “Hao Limo”), a wholly foreign owned company incorporated in China. The address is No.2 Building No.2 Yard, Qing He Ying East Road, Chaoyang District, Beijing;

(2) Shenzhen Huamucheng Trading Co., Ltd. (“Huamucheng”), a company incorporated in and under the law of China. The address is Tianxin Community, Sha Tou Jiao Street, Yantian District, Shenzhen.

Whereas:

(1) The Parties executed the “Exclusive Business Cooperation Agreement,” “Exclusive Option Agreement,” “Share Pledge Agreement,” “Timely Reporting Agreement,” and “Powers of Attorney” (collectively, the “VIE Agreements”) on November 22, 2019.

(2) The Parties intend to terminate the VIE Agreements.

Both Parties agree:

1. The Termination of VIE Agreements

1.1 All VIE Agreements are terminated;

1.2 Both Parties shall not have rights or bear obligation against each other. The outstanding clauses are not enforceable.

2. The effective of the Agreement

2.1 The Agreement is binding to the Parties upon executed;

2.2 Hao Limo shall pay Huamucheng the repurchase amount of [0] within [3] days after the Agreement is executed.

3. Confidential

3.1 Without any written consent, any party shall not disclose any terms, performance, execution regarding the Agreement, and any other information related to the Parties’ affiliates to the third parties (except legal, compliance, governmental, securities exchange, any other applicable governmental agencies, and both Parties’ legal counsel, accountant, business advisors, and authorized staffs). However, the preceding sentence shall not apply to foreign investors for the purpose of foreign transactions.

3.2 The confidential clause of this Agreement shall remain effective and binding during the effective of this Agreement and for two years after the termination of this Agreement.

4. Liability for Breach of the Agreement

4.1 Liquidated damages. The non-conforming party shall pay the liquidated damages to the conforming party if the non-conforming party fails to cure the breach within 30 days after it receives a breaching notification. The liquidated damages shall include any loss, damages, liabilities, costs, including but not limited to reasonable litigation/arbitration fees, notary fees, and legal counsel fees.

4.2 The rights and remedies are accumulative under the Agreement. The Parties can assert any other rights or remedies permitted by laws. Parties’ obligation under the Agreement shall be special, certain, and specific, thus, the non-conforming party can always assert specific performance right against the non-conforming party when the liquidated damages are not enough to cure the loss.

5. Force Majeure

5.1 Force majeure refers to events that the parties to the agreement cannot reasonably control, unforeseeable, or unavoidable even if foreseen, which will prevent, affect or delay any party from fulfilling all or part of its obligations under the Agreement. Such events include but not limited to, government actions, natural disasters, wars, or any other similar events.

5.2 When the events occur, the informed party shall deliver a sufficient and timely written notice to the other party. The written notice shall include the information related to impact of the Agreement. The informed party shall provide relevant exhibits within reasonable period.

5.3 The Parties shall not bear any losses or damages incurred by the events, which cause the failure performance of parts or all of the Agreement.

6. Applicable Law and Dispute Resolution

6.1 The applicable law of this Agreement is the law of People’s Republic of China.

6.2 If the Parties have disputes or claims due to the interpretation or execution of any of the terms of this agreement, the Parties shall uphold good faith and promptly conduct friendly negotiation to solve the problem. If the Parties fail to reach such an agreement over the disputes or claims, Beijing Arbitration Committee shall have the jurisdiction over the disputes or claims. The awards made by Beijing Arbitration Committee shall be final, exclusive, and binding.

7. Miscellaneous

7.1 The Agreement is effective upon Parties’ execution.

7.2 Failure by any Party to exercise the rights under this Agreement in a timely manner should not be considered a waiver of that right now or in the future.

7.3 If any clause in this agreement is completely or partially invalid or not enforceable for any reason, or violates any applicable law, the clause is invalid, but the other clauses of this Agreement should still be valid and binding.

7.4 Matters not covered in this Agreement shall be supplemented in writing by all parties after friendly negotiation. This supplement agreement shall have the same legal effect as this Agreement.

7.5 The exhibit is a part of this Agreement. The exhibit has the same legal effect as this Agreement.

7.6 This Agreement is made in duplicate and each party holds one copy. Both copies have the same legal effect.

(Signature Page Below)

Signature page to Termination Agreement

Hao Limo Technology (Beijing) Co., Ltd.

Authorized Party:

/s/ Hao Limo Technology (Beijing) Co., Ltd.

Shenzhen Huamucheng Trading Co., Ltd.

Authorized Party:

/s/ Shenzhen Huamucheng Trading Co., Ltd.

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